5


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

               --------------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report (Date of earliest
                         event reported): June 13, 1996

              --------------------------------------------------------------
                            NATIONAL FUEL GAS COMPANY
             (Exact Name of Registrant as Specified in Its Charter)

              --------------------------------------------------------------

 New Jersey                         __________        13-1086010
(State or other                     (Commission      (IRS Employer
jurisdiction of                     File Number)      Identification No.)
incorporation)

                  10 Lafayette Square, Buffalo, New York 14203
                    (Address of principal executive offices)

Registrant's telephone number including area code  (716) 857-7000

              --------------------------------------------------------------
                                      None
             (Former name or former address,  if changed since last report.)

Item 5.  Other Events


         On June 13, 1996 the Board of Directors of National Fuel Gas Company ("National") declared a dividend distribution of one right ("Right") for each outstanding share of common stock, $1.00 par value, of National ("Common Stock") to shareholders of record at the close of business on July 31, 1996 ("Record Date"). The Rights are to be issued pursuant to a shareholder rights plan which was approved by the Board on March 19, 1996. Each Right entitles the registered holder to purchase from National one-half of one share of Common Stock at a price of $130 per share, being $65.00 per half share, subject to adjustment ("Purchase Price"). The detailed description and terms of the Rights are set forth in a Rights Agreement ("Agreement") between National and the Rights Agent ("Agent").

                  Distribution Date; Transfer of Rights

                  Until the earliest to occur of (i) ten days following the date ("Shares Acquisition Date") of the public announcement that a person or affiliated group ("Acquiring Person") has acquired, or obtained the right to acquire, beneficial ownership of Common Stock or other voting securities ("Voting Stock") that have 10% or more of the voting power of the outstanding shares of Voting Stock or (ii) ten days following the commencement or announcement of an intention to make a tender offer, or exchange offer, the consummation of which would result in such person acquiring, or obtaining the right to acquire, beneficial ownership of Voting Stock having 10% or more of the voting power of the outstanding shares of Voting Stock (the earlier of such dates being called the "Distribution Date"), the Rights will be evidenced, with respect to any shares of Common Stock outstanding as of the Record Date, by the Common Stock certificates representing those outstanding shares. Until the Distribution Date, the Rights will be transferable only with the Common Stock, and new Common Stock certificates issued after the Record Date will contain a notation incorporating the Agreement by reference. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Rights Certificates") will be mailed to holders of record of Common Stock as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

                  The Rights are not exercisable until the Distribution Date. The Rights will expire at the close of business on the tenth anniversary of the Record Date, unless earlier redeemed or exchanged by National as described further herein.

                  Exercise of Rights

                  Subject to redemption or exchange of the Rights, at any time following the Distribution Date, each holder of a Right will have the right to receive, upon exercise, Common Stock (or, in certain circumstances, cash, property or other securities of National) having a value equal to two times the Purchase Price of the Right then in effect. However, all Rights that are, or under certain circumstances were, beneficially owned by any Acquiring Person will be null and void.

                  In the event that, at any time following the Shares Acquisition Date, (i) National is acquired in a merger or other business combination transaction, or (ii) 50% or more of National's assets or earning power are sold or transferred, each holder of a Right shall thereafter have the right to receive, upon exercise, common stock of the acquiring company having a value equal to two times the Purchase Price of the Right then in effect.

                  Adjustments to Purchase Price

                  The Purchase Price payable, and the number of shares of Common Stock (or other securities, as the case may be) issuable upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Common Stock, (ii) upon the grant to holders of the Common Stock of certain rights or warrants to subscribe for or purchase shares of the Common Stock or convertible securities at less than the then current market price of the Common Stock or (iii) upon the distribution to holders of the Common Stock of evidences of indebtedness or assets (excluding regular periodic cash dividends or dividends payable in Common Stock) or of subscription rights or warrants (other than those referred to above). Prior to the Distribution Date, the Board may make such other equitable adjustments as it deems appropriate in the circumstances in addition to or in lieu of any adjustment otherwise required by the foregoing.

                  With certain exceptions, no adjustment in the Purchase Price will be required until the earlier of (i) three years from the date of the event giving rise to such adjustment or (ii) the time at which cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional shares of Common Stock will be issued and, in lieu thereof, an adjustment in cash will be made based on the market price of the Common Stock on the last trading date prior to the date of exercise.

                  Redemption and Exchange of Rights

                  At any time prior to 5:00 P.M. Buffalo, New York time on the tenth day following the Shares Acquisition Date, National may redeem the Rights in whole, but not in part, at a price of $.01 per Right ("Redemption Price"), payable in cash or stock. Under certain circumstances set forth in the Agreement, the decision to redeem shall require the concurrence of a majority of the Independent Directors. An "Independent Director" means any member of the Board who was a member of the Board prior to the date of the Agreement, and any person who is subsequently elected to the Board if such person is recommended or approved by a majority of the Independent Directors, but shall not include an Acquiring Person or any representative thereof. Immediately upon the action of the Board electing to redeem the Rights, National shall make announcement thereof and the only right of the holders of Rights will be to receive the Redemption Price.

                  At any time after a person becomes an Acquiring Person, the Board may exchange the Rights (other than Rights owned by an Acquiring Person, which become void), in whole or in part, at an exchange ratio of one share of Common Stock and/or other securities, cash or other assets deemed to have the same value as one share of Common Stock, per Right, subject to adjustment.

                  Until a Right is exercised or exchanged for Common Stock, the Rights, as such, will not grant the holders thereof rights as a stockholder of National. While the distribution of the Rights will not be taxable to stockholders or to National, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Common Stock of National (or other consideration) or for the stock of the Acquiring Person.

                  Amendments

                  Any of the provisions of the Agreement may be amended by the Board without the consent of the holders of the Rights prior to the Distribution Date. Thereafter, the Agreement may be amended by the Board in order to cure any ambiguity, defect or inconsistency, or to make changes which do not adversely affect the interests of holders of Rights (excluding the interest of any Acquiring Person); provided, however, that no supplement or amendment may be made on or after the Distribution Date which changes those provisions relating to the principal economic terms of the Rights. The Board may also, with the concurrence of a majority of the Independent Directors, extend the redemption period for up to an additional 20 days.

                  A copy of the Rights  Agreement  is filed  herewith as Exhibit
99.1. The foregoing description of the Rights does not purport to be complete and is qualified in its entirety by reference to such Exhibit, which is hereby incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

                  (c) Exhibits. The following exhibits are filed herewith and incorporated herein by reference:

                  Exhibit Number

                  99.1) Rights Agreement, dated as of June 12, 1996, between National Fuel Gas Company and Marine Midland Bank, as Rights Agent.

                  99.2)    Press Release dated March 20, 1996

                  99.3)    Press Release dated June 13, 1996.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  June 13, 1996
                                               NATIONAL FUEL GAS COMPANY


                                               By: /s/Philip C. Ackerman
                                                   Philip C. Ackerman
                                                   Senior Vice President

                                  EXHIBIT INDEX



Number            Description

99.1                       Rights Agreement, dated as of
                           June 12, 1996, between National
                           Fuel Gas Company and Marine Midland
                           Bank, as Rights Agent.

99.2                       Press Release dated March 20, 1996.

99.3                       Press Release dated June 13, 1996.